Series C Preferred Stock and Rights Offering	9 Months Ended
Sep. 30, 2025
Series C Preferred Stock and Rights Offering
Series C Preferred Stock and Rights Offering
(11)	Series C Preferred Stock and Rights Offering

On September 1, 2020, the Board approved a Rights Offering. As a result of the sale of all 40,000 Units, the Company received approximately $43.6 million in gross proceeds and issued shares of Series C Preferred Stock for $40 million and shares of common stock for $3.6 million. Details of the Series C Preferred Stock are disclosed in summary in the Company’s Form 10-K for December 31, 2024, as amended, and in detail in Exhibit 3.4 thereto.

On an annual basis, the Board may, at its sole discretion, cause a dividend with respect to the Series C Preferred Stock to be paid in cash to the holders in an amount equal to 3% of the liquidation preference as in effect at such time. If the dividend is not so paid in cash, the liquidation preference is adjusted and increased annually by an amount equal to 5% of the liquidation preference per share as in effect at such time, that is not paid in cash to the holders on such date.

Since November 1, 2022, the Company has been able to redeem the Series C Preferred Stock at any time, in whole or in part, for an amount based on the liquidation preference per share as in effect at such time. Holders of Series C Preferred Stock have the right to demand that the Company redeem their shares in the event that the Company undergoes a change of control as defined in the Certificate of Designation of the Series C Preferred Stock.

On December 20, 2024, the Board declared a cash dividend of 3% on the Series C Preferred Stock, aggregating approximately $1,275,000 or $31.86 per share. The dividend was paid on January 9, 2025 to the holders of record of the Company’s Series C Preferred Stock as of January 2, 2025.

As of September 30, 2025, the Board had not yet determined whether to declare a cash dividend at the end of 2025. Under the terms of the Merger Agreement, the Board cannot declare a cash dividend on the Series C Preferred Stock without the consent of Viskase. Accordingly, the Company accrued an accretion at 5% for the nine months ended September 30, 2025 on a pro rata basis (approximately $1,593,000 or $40 per share) and, as a result, the liquidation value of the Series C Preferred Stock was approximately $44,076,000 ($1,102 per share) at September 30, 2025.

The Series C Preferred Stock is currently redeemable solely at the option of the Company. Accordingly, the Series C Preferred Stock has been classified in mezzanine equity on the Condensed Consolidated Balance Sheets. If a change of control occurs, which would occur if the Merger is consummated, the Series C Preferred Stock would also become redeemable at the option of the holder. See Note 14 for the treatment of, and actions expected to be taken with respect to, the Series C Preferred Stock in connection with the Merger.

Since the redemption of the Series C Preferred Stock is contingently or optionally redeemable, unless and until the Company undertakes a change of control, the Series C Preferred Stock has been classified in mezzanine equity on the Company’s Condensed Consolidated Balance Sheets.